Exhibit 99.2

Third Quarter Fiscal 2021 Earnings Supplementary Information November 2021

A MULTI - DIMENSIONAL SPORTS & ENTERTAINMENT COMPANY What We Are Fantasy Sports eGaming Sports Betting THEMED, EXPERIENTIAL DESTINATION ASSETS Themed Attractions Hospitality Live Entertainment MEDIA Original Content High - Profile Partnerships Sponsorships GAMING 2 2

CREATING A MULTI - DIMENSIONAL ENTERTAINMENT & MEDIA COMPANY Present & Future Revenue Streams Destination - Based/Physical Assets Offsite & Non - Physical Assets Synergistic Revenue Enhancement Stadium Waterpark Hotels Play - action Plaza & Retail Sports Complex Centers for Excellence & Performance Sports Betting & Fantasy Sports Sponsorships & Media 3

KEY EVENTS ACHIEVED IN THIRD QUARTER Key Plays 4 August Inaugural HOFL Draft August Enshrinement Weekend September Black College Football Hall of Fame Classic July Partner with Venuetize to Develop HOFV - Dedicated App; Launch app July Announce Return of the NFL Alumni Academy July Announce Front Office Staff for the HOFL’s Inaugural Season July Host Women’s Football Alliance Championships July Sign Multi - Year Sponsorship Agreement with Hendrickson July Announce Groundbreaking Health Initiatives in Partnership with NFL Alumni Health August Launch HOFL App August Launch of NFT’s for 6 Legendary Athletes on FTX August WCT Championships broadcast on ESPN July Announce Partnership with Esports Entertainment Group as official esports provider for the Village

Key Plays

KEY EVENTS EXPECTED DURING FOURTH QUARTER

HALL OF FAME RESORT & ENTERTAINMENT CO.


HALL OF FAME VILLAGE
powered by
Johnson Controls





HALL OF FAME VILLAGE | powered by **Johnson Controls**

October
Announce signing of term sheet for $25M loan with ErieBank for Constellation Center For Excellence

November
Sign multi-year, multi-million-dollar sponsorship agreement with CommScope

November
Hall of Fame Village Holiday Kickoff

December
OHSAA Football Championships

December
2021 Division III Stagg Bowl Championships


SPIRIT OF THE SEASON 5K
HOLIDAY KICKOFF
NOVEMBER 27
AFTER PARTY IN STADIUM CLUB

HALL OF FAME VILLAGE MEDIA

October
Announce partnership with Whistle Studios and WaV Sports to produce docuseries *The Academy*

November
Finish production of *The Perfect Ten*





HOFL

Team Standings
As of 11/9

West
1. Chicago Hogmollies
2. Vegas Pocket Kings
3. L.A. Sidekicks

East
1. Ohio GOATS
2. NY Bodega Cats
3. Boston Barflies


HOFL

5

CONSTELLATION CENTER FOR EXCELLENCE Construction Timeline 2021 2022 COMPLETION

FAN ENGAGEMENT ZONE Construction Timeline CURRENT PROGRESS Click to add text 2021 2022 2023 EXPECTED COMPLETION

HALL OF FAME VILLAGE SPORTS COMPLEX Construction Timeline CURRENT PROGRESS 2021 2022 2023 EXPECTED COMPLETION

Construction Timeline

UPDATED TO REFLECT CURRENT SUPPLY CHAIN ENVIRONMENT

	2021		2022				2023			
	Q3	Q4	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4
Constellation Center for Excellence										
Sitework										
Fan Engagement Zone (Retail I)										
Fan Engagement Zone (Retail II)										
Center for Performance										
Tapestry Hotel										
Waterpark										
East Endzone										
Sports Complex										

DESIGN REFINEMENT

CONSTRUCTION

CONSTRUCTION COMPLETED

KEY FINANCIAL RESULTS Financial Results ($ in millions, except per share data) Q3 FY21 Q3 FY20 Revenue $3.5 $1.7 Loss from Operations ($11.9) ($10.3) Adjusted EBITDA ($7.3) ($7.5) Net Income (Loss) $8.1 ($8.4) Net Income (Loss) per share, basic $0.09 ($0.26) Net Loss per share, diluted ($0.08) ($0.26) *See page 13 for EBITDA and Adjusted EBITDA reconciliation. See page 12 for a statement regarding use of non - GAAP financial meas ures. 10

Forward - Looking Statements This presentation, and the accompanying oral presentation, contain “forward - looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 . Forward - looking statements may be identified by the use of words and phrases such as “opportunity,” “future,” “will,” “goal,” and “look forward” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters . These forward - looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside the Company’s control, that could cause actual results or outcomes to differ materially from those discussed in the forward - looking statements . Important factors, among others, that may affect actual results or outcomes include the Company’s ability to manage growth ; the Company’s ability to execute its business plan and meet its projections, including refinancing its existing term loan and obtaining financing to construct planned facilities ; potential litigation involving the Company ; changes in applicable laws or regulations ; general economic and market conditions impacting demand for the Company’s products and services, and in particular economic and market conditions in the resort and entertainment industry ; the potential adverse effects of the ongoing global coronavirus (COVID - 19 ) pandemic on capital markets, general economic conditions, unemployment and the Company’s liquidity, operations and personnel, the inability to maintain the listing of the Company’s shares on Nasdaq, as well as those risks and uncertainties discussed from time to time in our reports and other public filings with the SEC . The Company does not undertake any obligation to update or revise any forward - looking statements, whether as a result of new information, future events or otherwise, except as required by law . We are unable to reconcile forward - looking projections of adjusted EBITDA to its nearest GAAP measure because the nearest GAAP measure is not accessible on a forward - looking basis . 11

Statement Regarding Use of Non - GAAP Financial Measures Hall of Fame Resort and Entertainment Company (“HOFV”) reports its financial results in accordance with accounting principals generally accepted in the United States (“GAAP”) and corresponding metrics as non - GAAP financial measures . The presentation includes references to the following non - GAAP financial measures : EBITDA and adjusted EBITDA . These are important financial measures used in the management of the business, including decisions concerning the allocation of resources and assessment of performance . Management believes that reporting these non - GAAP financial measures is useful to investors as these measures are representative of the company’s performance and provide improve comparability of results . See the attached scheduled for definitions of the non - GAAP financial measures referred to above and corresponding reconciliations of these non - GAAP financial measures to the most comparable GAAP financial measures . Non - GAAP financial measures should be viewed as additions to, and not as alternatives for HOFV’s results prepared in accordance with GAAP . In additional, the non - GAAP measures HOFV uses may differ from non - GAAP measures used by other companies, and other companies may not define the non - GAAP measures the company uses in the same way . Additional Information The following trademarks and corresponding logos are the trademarks of their respective owners: The Women’s Football Alliance , O HSAA, ESPN, World Chase Tag, Grambling State University, Tennessee State University, Special Olympics Ohio, Johnson Controls International PLC, and Constellation Energy. 12

Non - GAAP Reconciliation Adjusted EBITDA reconciliation ($ in millions) 3 Months Ended September 30, 2021 3 Months Ended September 30, 2020 Net income (loss) attributable to HOFRE stockholders $8.1 ($8.4) (Benefit from) provision for income taxes - - Interest expense 1.0 0.6 Depreciation expense 3.0 2.8 Amortization of discount on note payable 1.3 3.0 EBITDA 13.4 (2.0) Loss on forgiveness of debt - 0.9 Business combination costs - 19.1 Impairment expense 1.7 - Change in fair value of warrant liability (22.5) (25.5) Adjusted EBITDA ($7.3) ($7.5) 13

14 WHAT WE DO Who We Are As a world - class resort and sports entertainment company, we do what no other company can through our unique brand partnerships and direct access to exclusive content. By doing this, we create exceptional experiences across multiple platforms that honor the past and inspire the future . With this unwavering purpose, we strive to maximize shareholder value and pursue excellence. Honor the Past , Inspire the Future

Inspiring unique and exhilarating sports and entertainment experiences that maximize growth and fan engagement. We create exceptional sports - inspired destination, media, and gaming experiences that uniquely leverage brand partnerships and direct access to exclusive content. VISION MISSION With our connection to sport, we exemplify these values: Inspiration, Teamwork, Respect, Integrity, Excellence VALUES 15

For more information, please contact: Investor Relations (330) - 458 - 9176 Investor.Relations@hofreco.com 2626 Fulton Drive NW Canton, OH 44718 www.ir.hofreco.com